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New York City
The HIT is helping New York City meet a range of housing needs with investments in 59 projects.

Selected HIT Projects

News

AFL-CIO HIT Receives NYC Comptroller's
Diverse Practitioner Award

HIT’s Lesyllee White and Emily Johnstone
Published in NCPERS’ PERSist

HIT Invests $18.3 Million to Expand
Elizabeth Seton Pediatric Care Center
in Yonkers

HIT Impacts
Projects Photo Gallery

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of September 30, 2018. Since inception dates from 1984-3Q 2018. In 2017 dollars. All other numbers are nominal.